UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2012

BRINX RESOURCES LTD.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-102441 (Commission File Number)	98-0388682 (IRS Employer Identification No.)

c/o Dill Dill Carr Stonbraker & Hutchings, P.C.
455 Sherman Street, Suite 300, Denver, Colorado 80203
(Address of principal executive offices)(Zip Code)

(505) 250-9992
Registrant's telephone number, including area code

820 Piedra Vista Road NE, Albuquerque, NM 87123
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The registrant announced that on August 24, 2012, it elected Georgia Knight to serve as a director of the registrant, filling the vacancy created by the death of Leroy Halterman, who passed away in April 2012.

Ms. Knight has not had any transactions with the registrant since the beginning of its last fiscal year.  Ms. Knight will receive $500 per month from the registrant for service as a director.

Ms. Knight currently serves as a director of the following Canadian company whose securities are listed on the TSX Venture Exchange:  Leeta Gold Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINX RESOURCES LTD.

August 24, 2012	By:	/s/ Kenneth Cabianca
Kenneth Cabianca
President